UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen New York Dividend Advantage Municipal Fund (NAN)

(Name of Registrant as Specified In Its Charter)

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333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
May 6, 2011

March 30, 2011

Nuveen New York Dividend Advantage Municipal Fund (NAN, NAN PrD, NAN PrC)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK, NXK PrC)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK, NRK PrC)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)
Dow 30SM Premium & Dividend Income Fund Inc. (DPD)
Global Income & Currency Fund Inc. (GCF)
NASDAQ Premium Income & Growth Fund Inc. (QQQX)
Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)
MLP & Strategic Equity Fund Inc. (MTP)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation, and Dow 30sm Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30sm Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”) and MLP & Strategic Equity Fund Inc. (“MLP & Strategic Equity”), each a Maryland Corporation, (individually, a “Fund” and collectively, the “Funds”), will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Friday, May 6, 2011, at 10:00 a.m., Central time (for each Fund, an “Annual Meeting”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For Insured New York Dividend, New York Dividend, New York Dividend 2 and Insured New York Tax-Free, to elect five (5) Board Members.

i)	three (3) Class II Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares for Insured New York Dividend and Municipal Fund Term Preferred Shares for New York Dividend, New York Dividend 2 and Insured New York Tax-Free (collectively, “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy and Multi-Strategy 2, to elect three (3) Class II Board Members.

c.	For Insured New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, to elect ten (10) Board Members.

i)	eight (8) Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares for New York Performance Plus, New York Investment Quality, New York Quality and New York Select and Municipal Auction Rate Cumulative Preferred Shares for New York Premium (also referred to, collectively, as “Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For New York Value, to elect three (3) Class II Board Members.

e.	For Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity, to elect ten (10) Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on March 9, 2011 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787
Joint Proxy Statement

March 30, 2011

This Joint Proxy Statement is first being mailed to shareholders on or about March 30, 2011.

Nuveen New York Dividend Advantage Municipal Fund (NAN, NAN PrD, NAN PrC)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK, NXK PrC)
Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK, NRK PrC)
Nuveen Core Equity Alpha Fund (JCE)
Nuveen Real Estate Income Fund (JRS)
Nuveen Diversified Dividend and Income Fund (JDD)
Nuveen Equity Premium and Growth Fund (JPG)
Nuveen Equity Premium Advantage Fund (JLA)
Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Quality Preferred Income Fund (JTP)
Nuveen Quality Preferred Income Fund 2 (JPS)
Nuveen Quality Preferred Income Fund 3 (JHP)
Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)
Nuveen Tax-Advantaged Dividend Growth Fund (JTD)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Global Value Opportunities Fund (JGV)
Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)
Nuveen Multi-Strategy Income and Growth Fund (JPC)
Nuveen Multi-Strategy Income and Growth Fund 2 (JQC)
Dow 30SM Premium & Dividend Income Fund Inc. (DPD)
Global Income & Currency Fund Inc. (GCF)
NASDAQ Premium Income & Growth Fund Inc. (QQQX)
Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)
MLP & Strategic Equity Fund Inc. (MTP)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend 2”), Nuveen New York Municipal Value Fund 2 (“New York Value 2”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend”), Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free”), Nuveen Core Equity Alpha Fund (“Core Equity”), Nuveen Real Estate Income Fund (“Real Estate”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Equity Premium and Growth Fund (“Equity Premium”), Nuveen Equity Premium Advantage Fund (“Equity Premium Advantage”), Nuveen Equity Premium Income Fund (“Equity Premium Income”), Nuveen Equity Premium Opportunity Fund (“Equity Premium Opportunity”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), Nuveen Quality Preferred Income Fund 2 (“Quality Preferred 2”), Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Global Government Enhanced Income Fund (“Global Government”), Nuveen Global Value Opportunities Fund (“Global Value”), Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”), Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2”), Nuveen Multi-Currency Short-Term Government Income Fund (“Multi-Currency”), Nuveen Multi-Strategy Income and Growth Fund (“Multi-Strategy”) and Nuveen Multi-Strategy Income and Growth Fund 2 (“Multi-Strategy 2”), each a Massachusetts Business Trust, Nuveen New York Investment Quality Municipal Fund, Inc. (“New York Investment Quality”), Nuveen New York Municipal Value Fund, Inc. (“New York Value”), Nuveen New York Performance Plus Municipal Fund, Inc. (“New York Performance Plus”), Nuveen New York Quality Income Municipal Fund, Inc. (“New York Quality”), Nuveen New York Select Quality Municipal Fund, Inc. (“New York Select”) and Nuveen Insured New York Premium Income Municipal Fund, Inc. (“Insured New York Premium”), each a Minnesota Corporation, and Dow 30sm Premium & Dividend Income Fund Inc. (“Dow 30 Premium”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30sm Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”) and MLP & Strategic Equity Fund Inc. (“MLP & Strategic Equity”), each a Maryland Corporation, (individually, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Friday, May 6, 2011, at 10:00 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For Insured New York Dividend, New York Dividend, New York Dividend 2 and Insured New York Tax-Free, election of three (3) Class II Board Members by all shareholders.	X	X

1(a)(ii)	For Insured New York Dividend, New York Dividend, New York Dividend 2 and Insured New York Tax-Free, election of two (2) Board Members by Preferred Shares only.		X

1(b)	For New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy and Multi-Strategy 2, election of three (3) Class II Board Members by all shareholders.	X	N/A

1(c)(i)	For Insured New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, election of eight (8) Board Members by all shareholders.	X	X

1(c)(ii)	For Insured New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, election of two (2) Board Members by Preferred Shares only.		X

1(d)	For New York Value, election of three (3) Class II Board Members by all shareholders.	X	N/A

1(e)	For Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity, election of ten (10) Board Members by all shareholders.	X	N/A

(1)	Variable Rate Demand Preferred Shares for Insured New York Dividend, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, Municipal Fund Term Preferred Shares for New York Dividend, New York Dividend 2 and Insured New York Tax-Free, and Municipal Auction Rate Cumulative Preferred Shares for New York Premium are collectively referred to as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (with the exception of New York Value, New

York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value, Multi-Currency, Tax-Advantaged Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy, Multi-Strategy 2, Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, except for Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For each of Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity, the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on Wednesday, March 9, 2011 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of March 9, 2011, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares(2)

New York Dividend	NAN	9,265,330	Series 2015	3,000,000
			Series 2016	2,586,000

New York Dividend 2	NXK	6,488,516	Series 2015	3,789,000

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares(2)

New York Investment Quality	NQN	17,518,033	Series 1	1,123

New York Value	NNY	15,168,676	N/A

New York Value 2	NYV	2,347,000	N/A

New York Performance Plus	NNP	15,039,571	Series 1	890

New York Quality	NUN	23,752,339	Series 1	1,617

New York Select	NVN	23,198,402	Series 1	1,648

Insured New York Dividend	NKO	7,937,131	Series 2	500

Insured New York Premium	NNF	8,243,515	Series M	1,022
			Series T	992

Insured New York Tax-Free	NRK	3,506,560	Series 2015	2,768,000

Core Equity	JCE	16,026,686	N/A

Real Estate	JRS	28,536,094	N/A

Diversified Dividend	JDD	19,962,818	N/A

Equity Premium	JPG	16,311,642	N/A

Equity Premium Advantage	JLA	25,874,000	N/A

Equity Premium Income	JPZ	38,661,011	N/A

Equity Premium Opportunity	JSN	66,559,044	N/A

Quality Preferred	JTP	64,632,294	N/A

Quality Preferred 2	JPS	120,321,842	N/A

Quality Preferred 3	JHP	23,717,066	N/A

Tax-Advantaged	JTA	13,878,567	N/A

Tax-Advantaged Dividend	JTD	14,504,240	N/A

Global Government	JGG	9,359,018	N/A

Global Value	JGV	19,184,278	N/A

Mortgage Opportunity	JLS	15,833,756	N/A

Mortgage Opportunity 2	JMT	4,804,200	N/A

Multi-Currency	JGT	43,684,788	N/A

Multi-Strategy	JPC	97,324,765	N/A

Multi-Strategy 2	JQC	136,792,782	N/A

Dow 30 Premium	DPD	11,984,212	N/A

Global Income	GCF	5,642,617	N/A

NASDAQ Premium	QQQX	18,445,346	N/A

Dow 30 Enhanced	DPO	27,678,519	N/A

MLP & Strategic Equity	MTP	14,810,750	N/A

(1)	The common shares of all of the Funds are listed on the New York Stock Exchange (“NYSE”), except NXK, NYV, NRK, NKO and JRS, which are listed on the NYSE Amex, and QQQX, which is listed on the NASDAQ Stock Market, LLC.

(2)	The Preferred Shares for NAN, NXK and NRK are listed on the NYSE.

1.	Election of Board Members

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For Insured New York Dividend, New York Dividend, New York Dividend 2 and Insured New York Tax-Free, each Massachusetts Business Trust with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

a.	For Insured New York Dividend, New York Dividend, New York Dividend 2 and Insured New York Tax-Free:

(i)	three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

b.	For New York Value 2, Core Equity, Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Real Estate, Diversified Dividend, Tax-Advantaged, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Strategy and Multi-Strategy 2:

(i)	three (3) Board Members are to be elected by all shareholders. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Schneider, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

Minnesota Corporations

Pursuant to the organizational documents of each Minnesota Corporation, except for New York Value, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. For Insured New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select, each a Minnesota Corporation with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For New York Value, three (3) Board Members are nominated to be elected at this meeting.

c.	For Insured New York Premium, New York Performance Plus, New York Investment Quality, New York Quality and New York Select:

(i)	eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

d.	For New York Value: three (3) Board Members are to be elected by all shareholders. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Schneider, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

Maryland Corporations

Pursuant to the organizational documents of each Maryland Corporation, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

e.	For Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity: ten (10) Board Members are to be elected by all shareholders. Board Members Amboian, Bremner, Evans, Kundert, Hunter, Schneider, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Massachusetts Business Trust, except New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Mortgage Opportunity and Mortgage Opportunity 2, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 6, 2010. For New York Value 2, Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Tax-Advantaged Dividend, Global Government, Global Value, Multi-Currency, Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Multi-Strategy and Multi-Strategy Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 6, 2010. For New York Value 2, each other Board Member except for Board Member Stringer was elected by the initial shareholder of the Fund on April 24, 2009. For Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2, Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members, and Board Member Schneider was last elected to each Fund’s Board as a Class III Board Member, at the annual meeting of shareholders held on April 6, 2010.

For New York Dividend, New York Dividend 2, Insured New York Dividend and Insured New York Tax-Free, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009 and adjourned to June 17, 2009. For Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Multi-Strategy and Multi-Strategy 2, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009. For Core Equity, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value, Tax-Advantaged Dividend and Multi-Currency, Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on May 6, 2009.

For Mortgage Opportunity, each Board Member except for Board Member Stringer was elected by the initial shareholder of the Fund on September 10, 2009. For Mortgage Opportunity 2, each Board Member except for Board Member Stringer was elected by the initial shareholder of the Fund on December 16, 2009.

For each Minnesota Corporation, except for New York Value, each Board Member other than Board Member Stringer was last elected to each Fund’s Board at the annual meeting of shareholders held on April 6, 2010.

For New York Value, Board Members Hunter, Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on April 6, 2010. Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on May 6, 2009 and adjourned to June 17, 2009.

For each Maryland Corporation, each Board Member other than Board Member Stringer was last elected to each Fund’s Board at a special meeting of shareholders held on September 8, 2010.

On January 1, 2011, Ms. Stringer was appointed as a Board Member for each Fund, and designated as a Class I Board Member with respect to each Massachusetts Business Trust and New York Value.

Other than Mr. Amboian, all Board Member nominees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or the Adviser, Nuveen Fund Advisors, Inc. (“Adviser”), and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

Number of
Portfolios
in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council, affiliated with the Investment Company Institute.	246	N/A

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2011 Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

David J. Kundert(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	246	See Principal Occupation Description

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	246	N/A

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Carole E. Stone(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246	See Principal Occupation Description

Virginia L. Stringer(3) 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex from 1987-2010 and Chair from 1997-2010.	246	See Principal Occupation Description

				Number of
				Portfolios
				in Fund
				Complex	Other
	Position(s)	Term of Office		Overseen	Directorships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	See Principal Occupation Description
Nominee/Board Member who is an interested person of the Fund
John P. Amboian(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	246	See Principal Occupation Description

(1)	Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of each Fund’s Adviser.

(3)	In December 2010 Nuveen Investments, Inc. purchased from U.S. Bancorp a portion of FAF Advisors, Inc.’s (“FAF”) asset management business (“Nuveen/FAF Transaction”). In connection with the Nuveen/FAF Transaction, and pursuant to the Nominating and Governance Committee’s recommendation and approval, Ms. Stringer resigned as a board member of various funds affiliated with FAF and was appointed Board Member of the Nuveen funds, with such appointment taking effect on January 1, 2011.

(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2010 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2010 is set forth in Appendix A. On December 31, 2010, Board Members and executive officers as a group beneficially owned approximately 600,000 shares of all funds managed by the Adviser, Nuveen Fund Advisors, Inc. (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of March 9, 2011, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of March 9, 2011, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of March 9, 2011, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Prior to January 1, 2011, each Independent Board Member received a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance was required and $1,500 per meeting for attendance by telephone or in person where in-person attendance was not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for attendance by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings on a day on which no regularly scheduled board meeting was held in which in-person attendance was required, $250 per meeting for attendance by telephone at committee meetings (excluding shareholder meetings) where in-person attendance was not required and $100 per meeting when the executive committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman received $50,000 annually and the Lead Independent Director, if any, received $35,000, the chairpersons of the audit committee, the dividend committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting was held. When ad hoc committees were organized, the nominating and governance committee at the time of formation determined compensation to be paid to the members of such committees, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management was able, in its discretion, to establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2011, Independent Board Members receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year.

	Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Virginia L.	Terence J.
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth

New York Dividend	$825	$625	$519	$613	$627	$663	$532	—	$610
New York Dividend 2	552	433	360	425	435	440	369	—	423
New York Investment Quality	1,458	1,252	1,071	1,308	1,313	1,165	1,060	—	1,228
New York Value	525	441	366	430	442	391	366	—	428
New York Value 2	129	107	90	106	109	96	90	—	104
New York Performance Plus	1,413	1,152	990	1,276	1,195	1,059	1,014	—	1,206
New York Quality	2,236	1,835	1,595	2,054	1,926	1,665	1,633	—	1,921
New York Select	2,017	1,732	1,482	1,810	1,816	1,612	1,467	—	1,699
Insured New York Dividend	645	530	435	519	532	499	446	—	516
Insured New York Premium	678	578	486	573	587	527	498	—	563
Insured New York Tax-Free	359	266	221	261	267	290	226	—	260
Core Equity	725	614	546	658	675	561	492	—	600
Real Estate	1,335	1,084	985	1,287	1,197	977	967	—	1,167
Diversified Dividend	1,399	1,169	1,085	1,365	1,285	1,072	1,052	—	1,245
Equity Premium	775	657	584	705	723	601	527	—	643
Equity Premium Advantage	1,191	1,011	897	1,084	1,112	924	810	—	989
Equity Premium Income	1,719	1,459	1,295	1,564	1,605	1,334	1,169	—	1,427
Equity Premium Opportunity	2,993	2,541	2,255	2,723	2,794	2,323	2,035	—	2,486
Quality Preferred	2,703	2,202	1,992	2,602	2,427	1,985	1,958	—	2,363
Quality Preferred 2	5,334	4,348	3,930	5,134	4,792	3,920	3,864	—	4,665
Quality Preferred 3	1,014	827	747	976	911	745	735	—	887
Tax-Advantaged	884	784	713	840	859	734	656	—	770
Tax-Advantaged Dividend	1,062	882	812	1,032	970	806	791	—	940
Global Government	536	448	370	439	448	396	370	—	436
Global Value	1,352	1,168	1,063	1,252	1,282	1,081	958	—	1,145
Mortgage Opportunity	1,372	2,108	986	1,148	1,183	2,133	880	—	2,078
Mortgage Opportunity 2	398	261	213	249	255	333	213	—	254
Multi-Currency	2,445	2,081	1,842	2,229	2,286	1,903	1,666	—	2,037

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Virginia L.	Terence J.
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth

Multi-Strategy	$5,750	$4,877	$4,589	$5,653	$5,352	$4,516	$4,419	—	$5,163
Multi-Strategy 2	8,536	7,239	6,812	8,391	7,945	6,704	6,560	—	7,663
Dow 30 Premium	—	—	—	—	—	—	—	—	—
Global Income	—	—	—	—	—	—	—	—	—
NASDAQ Premium	—	—	—	—	—	—	—	—	—
Dow 30 Enhanced	—	—	—	—	—	—	—	—	—
MLP & Strategic Equity	—	—	—	—	—	—	—	—	—
Total Compensation from Nuveen Funds Paid to
Board Members/Nominees	$265,748	$230,443	$199,401	$243,469	$243,212	$213,579	$188,000	—	$230,630

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Virginia L.	Terence J.
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth

New York Investment Quality	$229	$329	$509	$1,308	$1,313	$663	—	—	$454
New York Performance Plus	223	303	508	1,276	1,195	600	—	—	427
New York Quality	353	483	816	2,054	1,926	945	—	—	677
New York Select	317	455	704	1,810	1,816	917	—	—	628
Core Equity	117	167	409	658	675	313	—	—	184
Real Estate	216	296	799	1,287	1,197	538	—	—	330
Diversified Dividend	226	318	899	1,365	1,285	587	—	—	347
Equity Premium	125	179	437	705	723	335	—	—	197
Equity Premium Advantage	192	276	670	1,084	1,112	515	—	—	304
Equity Premium Income	278	398	969	1,564	1,605	744	—	—	439
Equity Premium Opportunity	483	693	1,684	2,723	2,794	1,295	—	—	765
Quality Preferred	437	601	1,605	2,602	2,427	1,095	—	—	672
Quality Preferred 2	862	1,186	3,159	5,134	4,792	2,162	—	—	1,330
Quality Preferred 3	164	225	600	976	911	411	—	—	253
Tax-Advantaged	142	213	575	840	859	403	—	—	222
Tax-Advantaged Dividend	171	240	662	1,032	970	443	—	—	266

Deferred Fees

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Virginia L.	Terence J.
	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth

Global Value	$218	$318	$835	$1,252	$1,282	$597	—	—	$339
Mortgage Opportunity	163	512	810	946	976	967	—	—	416
Mortgage Opportunity 2	—	—	—	—	—	—	—	—	—
Multi-Currency	394	567	1,349	2,229	2,286	1,064	—	—	636
Global Government	—	—	—	—	—	—	—	—	—
Multi-Strategy	927	1,325	3,879	5,653	5,352	2,464	—	—	1,413
Multi-Strategy 2	1,376	1,965	5,763	8,391	7,945	3,656	—	—	2,096
Dow 30 Premium	—	—	—	—	—	—	—	—	—
Global Income	—	—	—	—	—	—	—	—	—
NASDAQ Premium	—	—	—	—	—	—	—	—	—
Dow 30 Enhanced	—	—	—	—	—	—	—	—	—
MLP & Strategic Equity	—	—	—	—	—	—	—	—	—

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of

Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.

The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC, as applicable. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC, as applicable. Members of the

Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Audit Committee Charter is attached as Appendix D. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L.

Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications. In determining that a particular Board member was qualified to serve on the Board, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments, Inc. in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments, Inc. and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western

Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined that Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, is a director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. since 2008 and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. For each Maryland Fund, and for each Minnesota Fund except New York Value, all Board Members are elected annually. For each Massachusetts Fund, and New York Value, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	President of Maryland Corporations and Chief Administrative Officer of all other Funds	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	246

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	132

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Investments LLC.	132

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	246

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Fund Advisors; Certified Public Accountant.	246

				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors and (since 2011) of Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	246

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008), formerly, Vice President, of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	246

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors.	246

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC. (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	246

Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name, Address	Held	Time	Principal Occupation(s)	Served by
and Birth Date	with Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	246

Kathleen L. Prudhomme 800 Nicollet Mall Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Investments, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	246

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:
Robert P. Bremner
David J. Kundert
William J. Schneider
Carole E. Stone
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
					Adviser and				Adviser and				Adviser and
	Funds(1)		Fund(2)		Adviser Entitles		Fund(3)		Adviser Entitles		Fund(4)		Adviser Entitles
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010

New York Dividend	$13,112	$13,493	$0	$20,000	$0	$0	$0	$0	$0	$0	$850	$850	$0	$0
New York Dividend 2	11,297	11,561	0	12,500	0	0	0	0	0	0	850	0	0	0
New York Investment Quality	19,617	19,673	0	1,500	0	0	0	0	0	0	3,400	3,400	0	0
New York Value	12,084	12,200	0	0	0	0	0	0	0	0	0	0	0	0
New York Value 2(5)	9,000	8,493	8,000	0	0	0	0	0	0	0	0	0	0	0
New York Performance Plus	17,507	17,901	0	1,500	0	0	0	0	0	0	3,400	1,700	0	0
New York Quality	24,373	24,443	0	0	0	0	0	0	0	0	3,400	3,400	0	0
New York Select	24,162	24,439	0	1,500	0	0	0	0	0	0	3,400	3,400	0	0
Insured New York Dividend	12,798	12,885	6,250	1,500	0	0	0	0	0	0	0	0	0	0
Insured New York Premium	13,075	13,096	0	0	0	0	0	0	0	0	3,400	3,400	0	0
Insured New York Tax-Free	9,835	9,919	0	12,500	0	0	0	0	0	0	850	0	0	0
Core Equity	17,227	25,273	0	0	0	0	2,750	2,840	0	0	0	0	0	0
Real Estate	23,500	23,600	0	0	0	0	0	0	0	0	6,000	0	0	0
Diversified Dividend	33,000	33,100	0	0	0	0	0	0	0	0	2,000	0	0	0
Equity Premium	18,224	25,425	0	0	0	0	1,850	1,905	0	0	0	0	0	0
Equity Premium Advantage	22,782	26,485	0	0	0	0	1,850	1,905	0	0	0	0	0	0
Equity Premium Income	28,937	27,793	0	0	0	0	1,850	1,905	0	0	0	0	0	0
Equity Premium Opportunity	42,894	30,994	0	0	0	0	1,850	1,905	0	0	0	0	0	0
Quality Preferred	22,502	22,304	0	0	0	0	0	0	0	0	6,000	0	0	0
Quality Preferred 2	34,585	34,900	0	0	0	0	0	0	0	0	6,000	0	0	0
Quality Preferred 3	14,163	14,346	0	0	0	0	0	0	0	0	6,000	0	0	0
Tax-Advantaged	26,000	26,100	0	0	0	0	0	0	0	0	2,000	0	0	0
Tax-Advantaged Dividend	22,000	22,100	0	0	0	0	0	0	0	0	0	0	0	0
Global Government	26,316	38,894	0	0	0	0	2,500	2,575	0	0	0	0	0	0
Global Value	20,530	26,472	0	0	0	0	1,850	1,905	0	0	0	0	0	0
Mortgage Opportunity(6)	36,500	40,787	0	5,500	0	0	0	15,358	0	0	0	0	0	0
Mortgage Opportunity 2(7)	N/A	38,519	N/A	5,500	N/A	0	N/A	6,592	N/A	0	N/A	0	N/A	0
Multi-Currency	50,816	43,722	0	0	0	0	2,500	2,575	0	0	0	0	0	0
Multi-Strategy	23,436	23,484	0	0	0	0	3,785	2,257	0	0	6,000	0	0	0
Multi-Strategy 2	29,564	29,716	0	0	0	0	3,441	2,051	0	0	6,000	0	0	0
Dow 30 Premium(8)	23,000	26,000	0	0	0	0	8,500	0	0	0	0	0	0	0
Global Income(8)	30,000	26,000	0	0	0	0	8,500	0	0	0	0	0	0	0
NASDAQ Premium(9)	31,000	26,000	0	0	0	0	8,500	0	0	0	0	0	0	0
Dow 30 Enhanced(8)	31,000	26,000	0	0	0	0	8,500	0	0	0	0	0	0	0
MLP & Strategic Equity(8)	40,000	50,000	0	0	0	0	10,000	15,000	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.
(5)	The Fund commenced operations on April 28, 2009.
(6)	The Fund commenced operations on November 25, 2009.
(7)	The Fund commenced operations on February 24, 2010.
(8)	The Fund was acquired on October 6, 2010.
(9)	The Fund was acquired on October 28, 2010.

			Total Non-Audit Fees Billed
			to
			Adviser and Adviser Entitles
			(Engagements Related		Total Non-Audit Fees Billed
			Directly to the Operations		to
	Total Non-Audit		and		Adviser and Adviser Entitles
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010

New York Dividend	$850	$850	$0	$0	$0	$0	$850	$850
New York Dividend 2	850	0	0	0	0	0	850	0
New York Investment Quality	3,400	3,400	0	0	0	0	3,400	3,400
New York Value	0	0	0	0	0	0	0	0
New York Value 2(1)	0	0	0	0	0	0	0	0
New York Performance Plus	3,400	1,700	0	0	0	0	3,400	1,700
New York Quality	3,400	3,400	0	0	0	0	3,400	3,400
New York Select	3,400	3,400	0	0	0	0	3,400	3,400
Insured New York Dividend	0	0	0	0	0	0	0	0
Insured New York Premium	3,400	3,400	0	0	0	0	3,400	3,400
Insured New York Tax-Free	850	0	0	0	0	0	850	0
Core Equity	2,750	2,840	0	0	0	0	2,750	2,840
Real Estate	6,000	0	0	0	0	0	6,000	0
Diversified Dividend	2,000	0	0	0	0	0	2,000	0
Equity Premium	1,850	1,905	0	0	0	0	1,850	1,905
Equity Premium Advantage	1,850	1,905	0	0	0	0	1,850	1,905
Equity Premium Income	1,850	1,905	0	0	0	0	1,850	1,905
Equity Premium Opportunity	1,850	1,905	0	0	0	0	1,850	1,905
Quality Preferred	6,000	0	0	0	0	0	6,000	0
Quality Preferred 2	6,000	0	0	0	0	0	6,000	0
Quality Preferred 3	6,000	0	0	0	0	0	6,000	0
Tax-Advantaged	2,000	0	0	0	0	0	2,000	0
Tax-Advantaged Dividend	0	0	0	0	0	0	0	0
Global Government	2,500	2,575	0	0	0	0	2,500	2,575
Global Value	1,850	1,905	0	0	0	0	1,850	1,905
Mortgage Opportunity(2)	0	15,358	0	0	0	0	0	15,358
Mortgage Opportunity 2(3)	N/A	6,592	N/A	0	N/A	0	N/A	6,592
Multi-Currency	2,500	2,575	0	0	0	0	2,500	2,575
Multi-Strategy	9,785	2,257	0	0	0	0	9,785	2,257
Multi-Strategy 2	9,441	2,051	0	0	0	0	9,441	2,051
Dow 30 Premium(4)	8,500	0	0	0	0	0	8,500	0
Global Income(4)	8,500	0	0	0	0	0	8,500	0
NASDAQ Premium(5)	8,500	0	0	0	0	0	8,500	0
Dow 30 Enhanced(4)	8,500	0	0	0	0	0	8,500	0
MLP & Strategic Equity(4)	10,000	15,000	0	0	0	0	10,000	15,000

(1)	The Fund commenced operations on April 28, 2009.
(2)	The Fund commenced operations on November 25, 2009.
(3)	The Fund commenced operations on February 24, 2010.
(4)	The Fund was acquired on October 6, 2010.
(5)	The Fund was acquired on October 28, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund (except Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Government, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Currency, Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity) has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. The Boards of Equity Premium, Equity Premium Advantage, Equity Premium Income, Core Equity, Equity Premium Opportunity, Global Government, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Multi-Currency, Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity have appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of these Funds for their current fiscal years. A representative of each independent registered public accounting firm will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange, NYSE Amex or NASDAQ Stock Market, LLC, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each

Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Mr. Michael Hart, a portfolio manager and officer of the Adviser, made two late filings on Form 4 with respect to Global Value; Mr. John V. Miller, a portfolio manager and officer of the Adviser, made a late filing on Form 3 with respect to Mortgage Opportunity; and, Mr. William Adams IV, officer of the Funds and the Adviser, made a late filing on Form 4 with respect to Real Estate. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Funds to be held in 2012, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 3, 2012. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than December 20, 2012 or prior to November 1, 2012 for Dow 30 Premium, Global Income, NASDAQ Premium, Dow 30 Enhanced and MLP & Strategic Equity and not later than April 16, 2012 or prior to April 2, 2012 for each other Fund. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for New York Dividend, New York Dividend 2, Insured New York Dividend, Insured New York Tax-Free, New York Investment Quality, New York Value, New York Value 2, New York Performance Plus, New York Quality, New York Select and Insured New York Premium was September 30, 2010. The last fiscal year end for MLP & Strategic Equity was October 31, 2010. The last fiscal year end for Real Estate, Diversified Dividend, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Tax-Advantaged Dividend, Global Government, Global Value, Mortgage Opportunity, Mortgage Opportunity 2, Core Equity, Multi-Currency, Multi-Strategy, Multi-Strategy 2, Dow 30 Premium, Global Income, NASDAQ Premium and Dow 30 Enhanced was December 31, 2010.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 6, 2011:

Each Fund’s proxy statement is available at www.nuveen.com/CEF/Info/Shareholder/Proxy Statements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
March 30, 2011

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2010.

Dollar Range of Equity Securities
			New York			New York			Insured
	New York	New York	Investment	New York	New York	Performance	New York	New York	New York
Board Member Nominees	Dividend	Dividend 2	Quality	Value	Value 2	Plus	Quality	Select	Dividend

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Insured	Insured							Equity	Equity
	New York	New York	Core				Diversified	Equity	Premium	Premium
Board Member Nominees	Premium	Tax-Free	Equity		Real Estate		Dividend	Premium	Advantage	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0		$0		$0	$0	$0	$0	$0
Jack B. Evans	$0	$0		$0		$10,001-50,000	$0	$0	$0	$0
William C. Hunter	$0	$0		$0		$0	$0	$0	$0	$0
David J. Kundert	$0	$0		$0		$0	$0	$0	$0	$0
William J. Schneider	$0	$0		$0		$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0		$0		$0	$10,001-$50,000	$0	$0	$0
Carole E. Stone	$0	$0		$0		$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0		$0		$0	$0	$0	$0	$0
Terence J. Toth	$0	$0		$0		$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	Over $	100,000	Over $	100,000	$50,001-$100,000	$0	$0	$0

Dollar Range of Equity Securities
	Equity					Tax-
	Premium	Quality	Quality	Quality	Tax-	Advantaged	Global	Global		Mortgage		Mortgage
Board Member Nominees	Opportunity	Preferred	Preferred 2	Preferred 3	Advantaged	Dividend	Government	Value		Opportunity		Opportunity 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$50,001-$100,000	$0	$0	Over $	100,000		$0	$0
Jack B. Evans	$0	$0	$10,001-$50,000	$0	$0	$0	$0		$0		$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0		$0		$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0		$0		$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0		$0	Over $	100,000	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$10,001-$50,000		$0		$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0		$0		$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0			$0		$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0		$0		$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$10,001-$50,000	$0	$0	$0	$0	Over $	100,000		$0	$0

Dollar Range of Equity Securities
											Aggregate
											Range of Equity;
											Securities in
											All Registered
											Investment
											Companies
											Overseen by
											Board Member
											Nominees in
										MLP &	Family of
	Multi-		Multi-	Multi-		Dow 30	Global	NASDAQ	Dow 30	Strategic	Investment
Board Member Nominees	Currency		Strategy	Strategy 2		Premium	Income	Premium	Enhanced	Equity	Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner		$0	$10,001-$50,000		$0	$0	$0	$0	$0	$0	Over $	100,000
Jack B. Evans		$0	$10,001-$50,000		$0	$0	$0	$0	$0	$0	Over $	100,000
William C. Hunter		$0	$0		$0	$0	$0	$0	$0	$0	Over $	100,000
David J. Kundert		$0	$0		$0	$0	$0	$0	$0	$0	Over $	100,000
William J. Schneider		$0	$0		$0	$0	$0	$0	$0	$0	Over $	100,000
Judith M. Stockdale		$0	$0		$1-$10,000	$0	$0	$0	$0	$0	Over $	100,000
Carole E. Stone		$0	$0		$0	$0	$0	$0	$0	$0	Over $	100,000
Virginia L. Stringer		$0	$0		$0	$0	$0	$0	$0	$0	Over $	100,000
Terence J. Toth		$0	$0		$0	$0	$0	$0	$0	$0	Over $	100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	Over $	100,000	$0	Over $	100,000	$0	$0	$0	$0	$0	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2010. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Member Nominees And Officers(1)
			New York						Insured
Board Member Nominees/Board	New York	New York	Investment	New York	New York	New York	New York	New York	New York
Members	Dividend	Dividend 2	Quality	Value	Value 2	Performance Plus	Quality	Select	Dividend

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0	0	0
All Board Member Nominees and Officers as a Group	0	0	0	0	0	0	0	0	0

Fund Shares Owned By Board Member Nominees And Officers(1)
	Insured	Insured					Equity	Equity
	New York	New York	Core	Real	Diversified	Equity	Premium	Premium
Board Member Nominees/Board Members	Premium	Tax-Free	Equity	Estate	Dividend	Premium	Advantage	Income

Nominees/Board Members who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	1,100	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	2,388	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	25,820	20,000	7,000	0	0	0
All Board Member Nominees and Officers as a Group	0	0	25,820	39,400	11,388	0	0	0

Fund Shares Owned By Board Member Nominees And Officers(1)
	Equity					Tax-
	Premium	Quality	Quality	Quality	Tax-	Advantaged	Global	Global	Mortgage
Board Member Nominees/Board Members	Opportunity	Preferred	Preferred 2	Preferred 3	Advantaged	Dividend	Government	Value	Opportunity

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	7,500	0	0	12,500	0
Jack B. Evans	0	0	4,400	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	4,000
Judith M. Stockdale	0	0	0	0	0	0	871	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian	0	0	2,000	0	0	0	0	22,000	0
All Board Members Nominees/Officers as a Group	0	0	6,400	0	7,500	2,000	871	34,500	4,000

Fund Shares Owned By Board Member Nominees And Officers(1)
									MLP &
	Mortgage	Multi-	Multi-	Multi-	Dow 30	Global	NASDAQ	Dow 30	Strategic
Board Member Nominees/Board Members	Opportunity 2	Currency	Strategy	Strategy 2	Premium	Income	Premium	Enhanced	Equity

Nominees/Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	3,500	0	0	0	0	0	0
Jack B. Evans	0	0	2,000	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	864	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Nominee who is an interested person of the Fund
John P. Amboian	0	0	0	32,000	0	0	0	0	0
All Board Members Nominees/Officers as a Group	0	4,200	7,500	32,864	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares of any Fund*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

New York Dividend (NAN) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	111	12.70%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Charlotte, NC 28255	86	9.80%

NAN PrC — MuniFund Term Preferred Shares	Karpus Management Inc. 183 Sully’s Trail Pittsford, NY 14534	169,800	6.70%
NAN PrD — MuniFund Term Preferred Shares	Karpus Management Inc. 183 Sully’s Trail Pittsford, NY 14534	262,081	8.74%

New York Dividend 2 (NXK PrC) — MuniFund Term Preferred Shares	Karpus Management Inc. 183 Sully’s Trail Pittsford, NY 14534	1,048,969	27.68%

New York Investment Quality (NQN) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,918,014	11.00%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

New York Performance Plus (NNP) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	653	18.60%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Charlotte, NC 28255	572	16.30%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

New York Quality (NUN) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	2,034,013	8.60%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

New York Select (NVN) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,867,799	8.10%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Insured New York Premium (NNF) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	146	7.25%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	657	32.60%

	Royal Bank of Canada(2) 200 Bay Street Toronto, Ontario M5J2J5 Canada	118	5.80%

	RBC Capital Markets(2) One Liberty Plaza 165 Broadway New York, NY 10006

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Charlotte, NC 28255	652	32.40%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Insured New York Tax-Free (NRK PrC) — MuniFund Term Preferred Shares	Karpus Management Inc. 183 Sully’s Trail Pittsford, NY 14534	880,875	31.82%

Core Equity (JCE) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,204,207	7.50%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Real Estate (JDD) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,040,564	5.20%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Equity Premium (JPG) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	2,273,614	13.90%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Equity Premium Advantage (JLA) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	3,851,558	14.90%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532	1,674,027	6.47%

Equity Premium Income (JPZ) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	3,324,086	8.60%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Equity Premium Opportunity (JSN) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	4,488,857	6.80%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Tax-Advantaged (JTA) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,428,351	10.30%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Tax-Advantaged Dividend (JGG) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	909,701	9.70%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Global Value (JGV) — Common Shares	Morgan Stanley(3) 1585 Broadway New York, NY 10036	1,987,460	10.4%

	Morgan Stanley Smith Barney LLC(3) 1585 Broadway New York, NY 10036

Dow 30 Premium (DPD) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	1,203,941	10.10%

	First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

	The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

Global Income (GCF) — Common Shares	Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94104	578,595	10.25%

MLP & Strategic Equity (MTP) — Common Shares	First Trust Portfolios L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187	2,640,612	17.90%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

First Trust Advisors L.P.(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

The Charger Corporation(1) 120 East Liberty Drive Suite 400 Wheaton, IL 60187

*	The information contained in this table is based on Schedule 13G filings made on or after December 31, 2009.

(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(2)	Royal Bank of Canada and RBC Capital Markets filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(3)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen New York Dividend Advantage Municipal Fund	5	11	1	5	4	4	4
Nuveen New York Dividend Advantage Municipal Fund 2	5	11	1	5	4	4	4
Nuveen New York Investment Quality Municipal Fund, Inc.	5	11	0	5	4	4	4
Nuveen New York Municipal Value Fund, Inc.	5	4	0	5	4	4	4
Nuveen New York Municipal Value Fund 2	5	4	0	5	4	4	4
Nuveen New York Performance Plus Municipal Fund, Inc.	5	11	0	5	4	4	4
Nuveen New York Quality Income Municipal Fund, Inc.	5	11	0	5	4	4	4
Nuveen New York Select Quality Municipal Fund, Inc.	5	11	0	5	4	4	4
Nuveen Insured New York Dividend Advantage Municipal Fund	5	11	0	5	4	4	4
Nuveen Insured New York Premium Income Municipal Fund, Inc.	5	11	0	5	4	4	4
Nuveen Insured New York Tax-Free Advantage Municipal Fund	5	11	1	5	4	4	4
Nuveen Core Equity Alpha Fund	5	4	0	4	5	4	4
Nuveen Real Estate Income Fund	5	4	0	4	5	4	4
Nuveen Diversified Dividend and Income Fund	5	12	0	4	5	4	4
Nuveen Equity Premium and Growth Fund	5	4	0	4	5	4	4
Nuveen Equity Premium Advantage Fund	5	4	0	4	5	4	4
Nuveen Equity Premium Income Fund	5	4	0	4	5	4	4
Nuveen Equity Premium Opportunity Fund	5	4	0	4	5	4	4
Nuveen Quality Preferred Income Fund	5	12	0	4	5	4	4
Nuveen Quality Preferred Income Fund 2	5	12	0	4	5	4	4
Nuveen Quality Preferred Income Fund 3	5	12	0	4	5	4	4
Nuveen Tax-Advantaged Total Return Strategy Fund	5	4	0	4	5	4	4
Nuveen Tax-Advantaged Dividend Growth Fund	5	12	0	4	5	4	4
Nuveen Global Government Enhanced Income Fund	5	4	0	4	5	4	4

C-1

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Nuveen Global Value Opportunities Fund	5	4	0	4	5	4	4
Nuveen Mortgage Opportunity Term Fund	5	4	1	4	5	4	4
Nuveen Mortgage Opportunity Term Fund 2	5	4	1	4	5	4	4
Nuveen Multi-Currency Short-Term Government Income Fund	5	4	0	4	5	4	4
Nuveen Multi-Strategy Income & Growth Fund	5	10	0	4	5	4	4
Nuveen Multi-Strategy Income & Growth Fund 2	5	10	0	4	5	4	4
Dow 30sm Premium & Dividend Income Fund, Inc.	9	1	0	1	4	6	4
Global Income & Currency Fund, Inc.	9	1	0	1	4	6	4
NASDAQ Premium Income & Growth Fund Inc.	9	1	0	1	4	6	4
Dow 30sm Enhanced Premium & Income Fund Inc.	9	1	0	1	4	6	4
MLP & Strategic Equity Fund Inc.	8	1	0	0	3	6	3

C-2

APPENDIX D

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for nonaudit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAN0511

	1.	3 EASY WAYS TO VOTE YOUR PROXY Automated Touch Tone Voting: Call toll-free 1-866-241-6192 and follow the recorded instructions.
Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com 999 999 999 999 99	2. 3.	On the Internet at www.proxyweb.com, and follow the simple instructions. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE COMMON SHARES		THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, MAY 6, 2011
The Annual Meeting of shareholders will be held Friday, May 6, 2011 at 10:00 a.m. Central time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached hereto. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on Friday, May 6, 2011, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (866) 241-6192 OR OVER THE INTERNET (www.proxyweb.com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box.)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NAN-NXK-NKO-NRK

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1(a)	Election of Board Members: Class II: (01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

2.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

¯	¯

3 EASY WAYS TO VOTE YOUR PROXY
1.    Automated Touch Tone Voting: Call toll-free 1-866-241-6192 and follow the recorded instructions.
2.    On the Internet at www.proxyweb.com, and follow the simple instructions.
3.    Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com
999 999 999 999 99

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
PREFERRED SHARES	FOR AN ANNUAL MEETING OF SHAREHOLDERS,
MAY 6, 2011
The Annual Meeting of shareholders will be held Friday, May 6, 2011 at 10:00 a.m. Central time, in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached hereto. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on Friday, May 6, 2011, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (866) 241-6192 OR OVER THE INTERNET (www.proxyweb.com).

¯	Date:

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT. (Please sign in Box.)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NAN-NXK-NKO-NRK

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1(a)	Election of Board Members: Class II:	Preferred Shares Only:	FOR NOMINEES	WITHHOLD AUTHORITY
	(01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	(04) William C. Hunter (05) William J. Schneider	listed at left (except as marked to the contrary)	to vote for all nominees listed at left
			☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN ON REVERSE SIDE

¯		¯